UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8880 Rio San Diego Dr, Suite 102 San Diego, CA 92108 (Address of principal executive offices) (zip code)

(619)-631-8261 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 27, 2020, GreenBox POS (the “Company”) consummated the initial closing of a private placement offering (the “Offering”) whereby pursuant to the Securities Purchase Agreements (the “Purchase Agreements”) entered into by the Company with thirteen (13) accredited investors (the “Investors”), the Company issued certain Convertible Debentures for an aggregate purchase price of $3,019,550 (each a “Debenture”, collectively, the “Debentures”) and five (5) year warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). The second closing occurred on October 28, 2020 for an aggregate purchase price of $480,450 for a total purchase price of $3,500,000. The total principal of the Debentures is $3,850,000.

The Debentures include a 10% original issuance discount, carry an interest rate of 10% per annum and mature on July 27, 2021 (the “Maturity Date”). The Debentures contain a voluntary conversion mechanism whereby the holders may convert, in whole or in part, the outstanding balance of the Debentures into shares of the Common Stock at a conversion price of $0.33 per share, subject to adjustment as provided therein. Additionally, the Debentures contain a mandatory conversion mechanism whereby any principal and accrued interest on the Debentures converts into shares of the Company’s Common Stock on the date in which the Company’s Common Stock is listed for trading on a senior national exchange. The mandatory conversion mechanism shall take effect only if (i) the shares of Common Stock underlying the Debentures are registered on an effective registration statement, (ii) the average closing bid price of the Common Stock over the preceding 5 Trading Days is above $0.80 per share and (iii) the average trading volume of Common Stock over the preceding 5 Trading Days is at least $200,000. The mandatory conversion mechanism contains a conversion price of $0.33 per share, subject to adjustment as provided therein. The Debentures contain customary events of default (each an “Event of Default”). If an Event of Default occurs, interest under the Debentures will accrue at a rate of eighteen percent (18%) per annum and the outstanding principal amount of the Debentures, plus accrued but unpaid interest, liquidated damages and other amounts owing with respect to the Debentures will become, at the Debenture holder’s election, immediately due and payable in cash.

Pursuant to the Purchase Agreements, each investor received a Warrant in an amount equal to 100% of the shares of Common Stock initially issuable to each Investor pursuant to such Investor’s Debenture. The Warrants contain an exercise price of $0.33 per share, subject to adjustment as provided therein. In connection with the closing of the Offering, Warrants were issued to purchase an aggregate of 11,666,666 shares of Common Stock.

Kingswood Capital Markets, Division of Benchmark Investments, Inc. (the “Placement Agent”) acted as placement agent for the Offering. The Placement Agent received cash compensation of $280,000 (8% of the gross proceeds to the Company).

In connection with the Offering, the Company’s subsidiary, Moltopay Financial Ltd. (the “Subsidiary”), signed a Subsidiary Guarantee to guarantee the Company’s payment of the Debentures (the “Subsidiary Guarantee”). The Company and the Subsidiary also entered into a Security Agreement (the “Security Agreement”), pursuant to which the Company and the Subsidiary each granted a security interest in and to all of their respective assets, as security for the obligations owing to the investors under the Debentures and the other transaction documents executed in connection therewith.

The foregoing provides only brief descriptions of the material terms of the Purchase Agreements, the Debentures, the Warrants, the Security Agreement, and the Subsidiary Guarantee and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the Purchase Agreements, the Debentures, the Warrants, the Security Agreement, and the Subsidiary Guarantee filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

Item 1.01 is hereby incorporated by reference.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Debentures and Warrants were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Debenture
4.2	Form of Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Security Agreement
10.3	Form of Subsidiary Guarantee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: October 29, 2020	By:	/s/ Ben Errez
Ben Errez
Executive Vice President and Chairman